VALIC COMPANY II
SMALL CAP GROWTH FUND
Supplement to the Prospectus dated January 2, 2007
On October 30, 2007, the Board of Trustees (the “Board”) of VALIC Company II approved the replacement of the current investment sub-adviser of the Small Cap Growth Fund (the “Fund”) and the engagement of J.P. Morgan Investment Management Inc. (“JPMIM”), as the new sub-adviser. In connection with the change of sub-adviser, the Board approved an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between The Variable Annuity Life Insurance Company (“VALIC”) and JPMIM. The Sub-Advisory Agreement with JPMIM will become effective December 10, 2007 and provides that JPMIM will manage the Fund’s investments on a daily basis. The sub-adviser change will not affect the Fund’s expenses or the Fund’s principal investment objective.
The Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to approve investment sub-advisory agreements without a shareholder vote; however, an information statement explaining the sub-adviser change will be mailed in December 2007 to the Fund’s shareholders. As a result of the sub-adviser change, the VALIC Company II prospectus will be amended, effective December 10, 2007, to include the changes noted below.
With respect to the Fund’s Fact Sheet on page 26, replace the Investment Sub-Adviser and Investment Strategy sections in their entirety, with the following:
Investment Sub-Adviser
J.P. Morgan Investment Management Inc.
Investment Strategy
Under normal market conditions, the Fund invests at least 80% of net assets in the equity securities of small capitalization (small-cap) companies. Typically, the Fund invests in securities of companies with a history of above-average growth, as well as companies expected to have above-average growth.
A company will be considered a small-cap company if its market capitalization, at time of purchase, is equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. During the 12-month period ending September 30, 2007, the largest company in the Russell 2000® Index had a market-cap of $5.2 billion. The sub-adviser may continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company’s market cap value exceeds these small cap measures.
The sub-adviser may invest in derivatives, which are instruments that have a value based on another instrument, exchange rate or index, as a substitute for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.
In managing the Fund, the sub-adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The sub-adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the sub-adviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.
“Net assets” will take into account borrowing for investment purposes.
With respect to the Fund’s Fact Sheet on page 26, delete “Sector Risk” from the Investment Risk section.

In the section entitled About the Series Company Management on page 42, insert the following the description after the discussion of J.P. Morgan Investment Advisers, Inc.:
Small Cap Growth Fund
J.P. Morgan Investment Management Inc. (“JPMIM”)
245 Park Avenue, New York, NY 10167
JPMIM is the investment sub-adviser to the Small Cap Growth Fund. As of September 30, 2007, JPMIM and its affiliates managed over $1 trillion in assets. JPMIM is an indirect wholly-owned subsidiary of JPMorgan Chase & Co.
The Small Cap Growth Fund is managed by Eytan M. Shapiro and Christopher M.V. Jones. Mr. Shapiro, a Managing Director of JPMIM, joined the firm in 1985 and is a portfolio manager in the U.S. Equity Group. He is responsible for managing the U.S. Small Cap Growth Strategy, which includes the JPMorgan Small Cap Growth Fund, JPMorgan Dynamic Small Cap Growth Fund, and the JPM US Small Cap Growth Fund. Mr. Jones, also a Managing Director of JPMIM, is a portfolio manager in the U.S. Equity Group. An employee since 1982, Mr. Jones heads the Growth and Small Cap Equities Group, which comprises mid-, small-, micro- and large-cap products as well as life sciences and technology. He has had fund management and analytical responsibilities on the small cap team since 1986, and has served as the team’s chief investment officer since 1993. Messrs. Shapiro and Jones are both CFA charterholders.
Dated: October 31, 2007